ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made as of October 8, 2003, by and between Hampshire Investments, Limited, a corporation organized under the laws of the State of Delaware ("Seller"), and K Holdings, LLC, a limited liability company organized under the laws of the State of Delaware ("Buyer").

                                    RECITALS


     WHEREAS, Seller has determined to dispose of the assets specified on Annex A hereto (the "Purchased Assets");

     WHEREAS, Seller desires to sell the Purchased Assets to Buyer, and Buyer desires to purchase the Purchased Assets from Seller, on the terms and subject to the conditions set forth herein; and

     WHEREAS, Buyer is the owner of 250,000 shares of common stock, par value $0.10 per share, of Hampshire Group, Limited (the "HGL Shares"), which shares shall be transferred to Seller as consideration for the Purchased Assets.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

1.       DEFINITIONS

     For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

     "Buyer" shall have the meaning given to such term in the first paragraph of this Agreement.

     "Closing" shall have the meaning given to such term in Section 2.3.

     "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien, security interest, charge, preference, participation interest, priority or security agreement.

     "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity.

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     "Seller" has the meaning given to such term in the first paragraph of this
Agreement.

2.   PURCHASE AND SALE; ASSUMED LIABILITIES; CLOSING

     2.1. PURCHASE AND SALE. On the terms and subject to the conditions hereof,
(a) Buyer hereby purchases and accepts from Seller and Seller hereby sells, assigns, transfers and conveys to Buyer, the Purchased Assets, free and clear of any Liens; and (b) as consideration for the Purchased Assets, Buyer hereby sells, assigns, transfers and conveys the HGL Shares to Seller.

     2.2. ASSUMED LIABILITIES. Buyer hereby assumes, and from and after the Closing, shall perform, pay, satisfy, honor and discharge when due those liabilities, obligations and commitments of Seller listed on Annex B hereto (the "Assumed Liabilities"). Buyer shall not assume any other liabilities, obligations or commitments of Seller other than the Assumed Liabilities.

     2.3. CLOSING. The closing of the purchase and sale of the Purchased Assets provided for in this Agreement (the "Closing") will take place at the offices of Kronish Lieb Weiner & Hellman LLP, 1114 Avenue of the Americas, New York, New York 10036, at such time as:

          (a) Buyer delivers to Seller certificates representing the HGL Shares, duly endorsed (or accompanied by duly executed stock powers), for transfer to Seller; and

          (b) Each of Seller and Buyer execute and deliver all such instruments, documents and certificates as may be reasonably requested by the other party to consummate the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Buyer as follows:

     3.1. ORGANIZATION AND GOOD STANDING. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to execute and deliver this Agreement and perform and consummate the transactions contemplated hereby.

     3.2. AUTHORITY. The execution and delivery of this Agreement by Seller and the performance by Seller of its obligations hereunder have been duly authorized by all necessary action by Seller. This Agreement has been duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller enforceable in accordance with its terms, except as may be limited by general principles of equity and subject to applicable bankruptcy, insolvency, moratorium or similar laws of general application related to or affecting creditors' rights.

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     3.3. TRANSFER OF TITLE TO PURCHASED ASSETS. Upon transfer of the HGL Shares to Seller in accordance with the terms hereof, Seller will have transferred to Buyer all of its right, title and interest in and to the Purchased Assets and risk of loss to the Purchased Assets shall pass to Buyer as of 9:00 A.M., New York time on October 8, 2003.

     3.4. NO CONFLICTS. The execution and delivery of this Agreement by Seller and the performance by Seller of its obligations hereunder will not (a) result in a violation of Seller's certificate of incorporation or bylaws, each as amended to date, (b) result in a violation of any law, judgment or order applicable to Seller, (c) conflict with, result in a breach of, or constitute a default, or give rise to any right of termination, acceleration or cancellation, under any material contract to which Seller is a party or (d) result in the creation or imposition of any Lien upon the Purchased Assets. Except as set forth on Schedule 3.4, no consents, waivers or approvals of parties to any material contract to which Seller is a party are required in connection with the transactions contemplated hereby.

4. REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller as follows:

     4.1. ORGANIZATION AND GOOD STANDING. Buyer is a limited liability corporation duly organized, validly existing and in good standing under the laws of the state of its organization, with full power and authority to execute and deliver this Agreement and perform and consummate the transactions contemplated hereby.

     4.2. AUTHORITY. The execution and delivery of this Agreement by Buyer and the performance by Buyer of its obligations hereunder have been duly authorized by all necessary action by Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer enforceable in accordance with its terms, except as may be limited by general principles of equity and subject to applicable bankruptcy, insolvency, moratorium or similar laws of general application related to or affecting creditors' rights.

     4.3. NO CONFLICTS. The execution and delivery of this Agreement by Buyer and the performance by Buyer of its obligations hereunder will not (a) result in a violation of such Buyer's organizational documents, (b) result in a violation of any law, judgment or order applicable to Buyer, (c) conflict with, result in a breach of, or constitute a default, or give rise to any right of termination, acceleration or cancellation, under any material contract to which Buyer is a party or (d) result in the creation or imposition of any Lien upon the HGL Shares to be delivered by Buyer to Seller pursuant to this Agreement. No consents, waivers or approvals of parties to any material contract to which Buyer is a party are required in connection with the transactions contemplated hereby.

     4.4. BUYER'S OWNERSHIP OF HGL SHARES. Buyer beneficially owns the HGL Shares, free and clear of all Liens.

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5. GENERAL PROVISIONS

     5.1. BUYER ACKNOWLEDGEMENT. Buyer hereby acknowledges that Seller makes no express or implied representations or warranties whatsoever with respect to (a) the Purchased Assets, which are being transferred to it on an "AS IS, WHERE IS" basis, i.e., without representations or warranties regarding value, condition of use, merchantability or fitness for a particular purpose or (b) the liabilities relating to the Purchased Assets. Buyer hereby further acknowledges that it is relying on its own familiarity with the Purchased Assets and the related liabilities in making its decision to purchase the Purchased Assets and assume the Assumed Liabilities and Buyer will not have any recourse against Seller after the Closing by way of indemnification rights or claims for damages or otherwise for any matter whatsoever relating to the Purchased Assets or the Assumed Liabilities (other than a breach of the representation made by Seller in Section 3.3 hereof).

     5.2. EXPENSES. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated thereby, including all fees and expenses of agents, representatives, counsel, and accountants.

     5.3. PUBLIC ANNOUNCEMENTS. Any public announcement or similar publicity with respect to this Agreement or the transactions contemplated hereby will be issued at such time and in such manner as Seller determines. Unless consented to by Seller in advance or required by applicable law, prior to Seller's public announcement of the Closing, Buyer shall, and shall cause each of its affiliates to, keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person.

     5.4. NOTICES. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by fax (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and fax numbers set forth below (or to such other addresses and fax numbers as a party may designate by notice to the other parties):

Seller: Hampshire Investments, Limited - Hampshire Group, Limited Special Committee of the Board of Directors
                 605 Park Avenue
                 Apartment 9D
                 New York, New York 10021
                 Attention:  Irwin Winter
                 Facsimile: (212) 734-4045

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with a copy to:  Kronish Lieb Weiner & Hellman LLP
                 1114 Avenue of the Americas
                 New York, N.Y. 10036
                 Attention:  Malcolm  I.  Ross,  Esq.  and  Scott  L.
                 Kaufman, Esq.
                 Facsimile No.: (212) 479-6275

Buyer:           Ludwig Kuttner, President
                 627/712 Plank Road
                 Keene, Virginia 22946
                 Facsimile No.: (434) 293-5721

with a copy to:  Willkie Farr & Gallagher LLP
                 767 Seventh Avenue, 39th Floor
                 New York, New York 10019
                 Attention:  Steven J. Gartner, Esq.
                 Facsimile No.: (212) 728-8111

     5.5. GOVERNING LAW. This Agreement will be governed by the laws of the State of New York without regard to conflicts of laws principles.

     5.6. FURTHER ASSURANCES. The parties agree, to the extent commercially reasonable, (a) to furnish upon request to each other such further information,
(b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, as may reasonably be requested for the purpose of carrying out the intent of this Agreement and the transactions contemplated hereby.

     5.7. WAIVER. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

     5.8. ENTIRE AGREEMENT AND MODIFICATION. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of this Agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties.

     5.9. ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS. Neither Seller nor Buyer may assign any of its rights under this Agreement without the prior consent of the other party. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

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     5.10. SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable through arbitration or otherwise, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     5.11. SECTION HEADINGS, CONSTRUCTION. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     5.12. ARBITRATION. Any dispute or controversy arising under, out of, in connection with, or in relation to this Agreement or any breach of this Agreement shall be determined and settled by arbitration in New York, New York, by a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. Any award rendered therein shall be final and binding upon the parties thereto, provided, however, that each of the parties shall bear its own legal fees and expenses.

     5.13. COUNTERPARTS. This Agreement may be executed via facsimile and in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]
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     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.



K HOLDINGS, LLC:                      HAMPSHIRE INVESTMENTS, LIMITED:





By:  /s/ Ludwig Kuttner               By:   /s/ Susan C. Chu
----------------------------          ---------------------------------
Name: Ludwig Kuttner                  Name:  Susan C. Chu
Title: Managing Member                Title:  Vice President


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                                     ANNEX A

                                Purchased Assets

1. Those certain apartments located at 33 West 67th Street, Apts. 4RE and 4RW, New York, NY 10023.

2. That certain real property (known as the Terraces Building) located at 100-108 West Main Street, Charlottesville, VA 22902 (Tax Map 28, parcel
     19).

3. That certain real property (known as the Terraces Building Parking Lot) located adjacent to the Terraces Building.

4. 102.200 shares of the common stock of Bonton Music a.s., a corporation incorporated under the laws of the Czech Republic.

5. 102.200 shares of the common stock of Bonton Pictures a.s., a corporation incorporated under the laws of the Czech Republic.

6. 102.200 shares of the common stock of Bonton Book a.s., a corporation incorporated under the laws of the Czech Republic.

7. 204.400 shares of the common stock of Bonton a.s., a corporation incorporated under the laws of the Czech Republic.

8. 51.100 shares of the common stock of Bonton Discs a.s., a corporation incorporated under the laws of the Czech Republic.

9. 102.200 shares of the common stock of Bonton Film Entertainment a.s., a corporation incorporated under the laws of the Czech Republic.

10. 15,938 shares of Einbecker Brauhaus a.g., a corporation incorporated under the laws of the Czech Republic.


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                                     ANNEX B

                               Assumed Liabilities

1. Security deposits and prepaid rents in the amount of $89,288.00 related to the Terraces Building.

2.   All contractual obligations relating to the Purchased Assets.

















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